Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

Nicholas Limited Edition, Inc.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

_________________________________________________________

2) Aggregate number of securities to which transaction applies:

_________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________

4) Proposed maximum aggregate value of transaction:

_________________________________________________________

5) Total fee paid:

_________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:______________________________________________

(2) Form, schedule, or Registration Statement No.:______________________________

(3) Filing party:________________________________________________________

(4) Date filed:__________________________________________________________

January 6, 2003

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Nicholas Limited Edition, Inc. which will be held on February 10, 2003. At this meeting, we will vote on four directors, of whom two are now directors of the Fund, and two of whom will be new additions to our board, and on approval of the Board's selection of independent accountants. We ask you to read the enclosed information carefully, and vote your shares.

In order to pass the proposals, we must have a majority of the shares represented in person or by proxy at the meeting. If you sign and promptly return your proxy, you will help reduce the expense involved in this solicitation. If you have any questions, please call us at 800-227-5987 or 414-272-6133.

Sincerely,

Albert O. Nicholas, President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Nicholas Limited Edition, Inc.

700 N. Water Street

Suite 1010

Milwaukee, Wisconsin 53202

January 3, 2003

The 2003 Annual Meeting of Shareholders of Nicholas Limited Edition, Inc., a Maryland corporation, will be held on Monday, February 10, 2003 at 10:00 a.m., Central Standard Time, at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202. The following matters will be acted upon at that time:

1. To elect four directors to serve on the fund's Board of Directors;

2. To ratify or reject the selection of the firm of Deloitte & Touche LLP, as the independent auditors for the Fund's 2003 fiscal year; and

3. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record of common stock at the close of business on January 3, 2003, are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Thomas J. Saeger

Secretary

NICHOLAS LIMITED EDITION, INC.

700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202

Annual Meeting of Shareholders

February 10, 2003

PROXY STATEMENT

This proxy statement is being furnished to shareholders of Nicholas Limited Edition, Inc. The board of directors of the Fund is soliciting proxies from shareholders on behalf of the Fund for use at the annual meeting of shareholders of the Fund to be held at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central Standard Time, on February 10, 2003, and at any and all adjournments thereof. This proxy statement, the notice of meeting and the proxy card are first being mailed to shareholders on or about January 10, 2003.

At the meeting, each share of the Fund outstanding as of the record date is entitled to one vote on each proposal. Fractional shares are entitled to a fractional vote. None of the matters to be presented at the annual meeting will entitle any shareholder to cumulative voting rights.

Matters to be Considered at the Annual Meeting

The annual meeting is being held to elect four directors of the Fund, and to ratify the selection of Deloitte & Touche LLP as independent accountants for the fund's 2003 fiscal year.

Record Date and Outstanding Shares

The board of directors has fixed the close of business on January 3, 2003, as the record date for determination of shareholders entitled to notice of and to vote at the annual meeting. On the record date, there were 8,848,763 shares of common stock issued and outstanding. The Fund does not have any other class of equity securities outstanding.

Quorum, Abstentions, Broker Non-Votes and Adjournments

In order for the annual meeting to go forward, there must be a quorum. This means that at least a majority of the fund's outstanding shares must be represented at the meeting either in person or by proxy.

All returned proxies count toward a quorum, regardless of how or whether they are voted. Abstentions (i.e., shares for which authority is withheld to vote for a matter) are included in the determination of shares present and voting for purposes of whether a quorum exists. For the election of directors of the Fund (Proposal 1), abstentions will have no effect on the outcome of the vote because directors are elected by a plurality of the votes cast. For ratification of the selection of independent accountants (Proposal 2), abstentions will be included in the number of shares voting on a matter, and consequently, an abstention will have the same practical effect as a vote against such matter.

Proxies relating to "street name" shares (i.e., shares held of record by brokers or other third-party nominees) that are voted by brokers or other third-party nominees on certain matters will be treated as shares present and voting for purposes of determining the presence or absence of a quorum. Broker non-votes will not be counted in calculating the vote on any proposal, but will be counted for purposes of determining whether a quorum is present. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker or the third-party nominee holding the shares does not have discretionary authority to vote on the particular matter.) All matters to be considered at the meeting are considered "discretionary" proposals for which brokers and third-party nominees may vote proxies notwithstanding the fact that they have not received voting instructions from the beneficial owners of shares; consequently, shares held by brokers or third-party nominees will be counted if and as voted by such brokers and third-party nominees; broker non-votes will be treated as votes against the proposal.

If a quorum is not obtained, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the chairman of the meeting or the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in the proxy statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received or it is otherwise appropriate.

Solicitation and Revocation

You are requested to vote as soon as possible. Complete the enclosed proxy card and return it in the postage-paid envelope provided. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services.

You may revoke your proxy at any time up until voting results are announced at the meeting. You can do this by writing to the fund's Secretary, or by voting in person at the meeting and notifying the Fund that you are revoking your previously executed proxy. In addition, you can revoke a prior proxy simply by voting again - the proxy last received by the Fund at the time of the meeting will effectively revoke any previous proxy received. If you need a new proxy, please call the Fund at 1-800-227-5987, and a new proxy will be sent to you. If you return an executed proxy card without instructions, your shares will be voted FOR each proposal.

Shares Registered in the Name of a Brokerage Firm or Bank

Numerous brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers electronic voting alternatives. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or over the Internet by going to the website referenced on your voting form. Votes electronically submitted through the ADP program must be received by the time indicated on the materials enclosed regarding electronic voting through the ADP program.

Cost and Method of Proxy Solicitation

The expenses of this meeting, including the solicitation of proxies, will be paid by the Fund. In addition to solicitation by mail, certain officers and representatives of the Fund and officers and employees of Nicholas Company, who will receive no additional compensation for their services, may solicit proxies by telephone, facsimile or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

Until the death of Mr. Melvin L. Schultz in September, 2002, the Fund had three directors, Mr. Albert O. Nicholas, Mr. Robert H. Bock and Mr. Melvin L. Schultz. Mr. Nicholas was an interested director, and Messrs. Bock and Schultz were non-interested directors. Under the 1940 Act and based on the current composition of the board, the Fund is required to hold a meeting to elect directors. The board has set the number of directors at 4 and has nominated Robert H. Bock, Albert O. Nicholas, Timothy P. Reiland and Jay H. Robertson as directors. Mr. Nicholas is an interested director nominee; Messrs. Bock, Reiland and Robertson are non-interested director nominees.

Each director will serve until the next meeting of shareholders called for the purpose of electing directors, if any, or until a successor is elected and qualified, or until his earlier death, resignation or removal. Unless you do not authorize it, your proxy will be voted in favor of the four nominees. The affirmative vote of the holders of a plurality of the fund's shares represented at the meeting is required for the election of a director to the board of directors of the Fund. Each nominee has agreed to be named in this proxy statement and to serve if elected. The current directors of the Fund have no reason to believe that any of the nominees will become unavailable for election as directors. However, if that should occur before the shareholder meeting, your proxy will be voted for the individuals recommended by the directors.

The following tables include information regarding the four nominees to be elected by the Fund shareholders. The information is provided separately for directors who are interested and for those who are not interested.

DIRECTOR NOMINEES
Name*	Position Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen (1)	Other Directorships Held
NON-INTERESTED DIRECTORS
Robert H. Bock (Age: 70)	Director	Since 5/21/02	Private Investor, Consultant, Dean Emeritus of Business Strategy and Ethics, University of Wisconsin School of Business, 1997 to Present.	5	None
Timothy P. Reiland (Age: 46)	Director		Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc., October 2001 to Present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. Prior to November 1999, Tucker Anthony Incorporated was known as Tucker Anthony Cleary Gull. Prior to November 1998, Tucker Anthony Cleary Gull was known as Cleary Gull Reiland & McDevitt Inc. He is a Chartered Financial Analyst.	5	None
Jay H. Robertson (Age: 51)	Director		Private Investor, April 2000 to Present. Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	5	None
INTERESTED DIRECTORS
Albert O. Nicholas (Age: 71)	President and Director	16 years	Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the Adviser to the Funds. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc.; and also Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April, 2001 and July 2001, respectively. He formerly was the sole Portfolio Manager of these funds since the time the Adviser managed them. He is a Chartered Financial Analyst.	6	None

___________________________________

* Address for all of the individuals listed is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

(1) Assuming election as a director of the Fund.

Additional information regarding the board of directors of the Fund may be found in the section of the proxy statement entitled "Additional Information Regarding Directors of the Fund."

PROPOSAL 2

RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

The board of directors selected Deloitte & Touche LLP as the independent accountants for the Fund for the 2003 fiscal year and that selection will be submitted to the shareholders for ratification at this meeting. The independent accountants have advised the Fund that they have no direct or material indirect financial interest in the Fund. Prior to 2002, the fund's independent accountants were Arthur Andersen LLP. The board of directors of the Fund decided to seek a replacement for Arthur Andersen after that firm's problems with various audits and the Securities and Exchange Commission became public. The Fund made its final decision, and selected Deloitte & Touche LLP, on July 19, 2002. Arthur Andersen LLP's reports for prior years did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte & Touche LLP's offices are located at 411 E. Wisconsin Ave., Suite 2300, Milwaukee, Wisconsin 53202-4496. Representatives of Deloitte & Touche LLP will be available at the meeting to respond to appropriate questions from the fund's shareholders and will have the opportunity to make a statement if they so desire.

Independent Accountants' Fees

The fees for the audit of the fund's financial statements for fiscal 2001 were $16,800. Fees billed for the audit of the fund's financial statements for fiscal 2002 were $5,000 through the date of this proxy. Estimated total fees for the audit of the fund's financial statements for fiscal 2002 are $16,800. There were no financial information system design or other audit-related fees paid to Arthur Andersen LLP or Deloitte & Touche LLP for 2001 and 2002, respectively. Aggregate fees for other services that Arthur Andersen LLP rendered in fiscal 2001 were $3,075 related to tax return preparation. Deloitte & Touche estimates aggregate fees for other services for fiscal 2002 are $2,750 related to tax return preparation. The following table sets forth fees billed for professional services rendered by Arthur Andersen LLP and Deloitte & Touche LLP to Nicholas Company (the fund's investment adviser), to the Fund and to each of the other funds in the Nicholas Family of Funds.

	Financial Information Systems Design and Implementation Fees	All Other Fees
Arthur Andersen LLP
Nicholas Company	$ 0	$ 8,400 (1)
Nicholas Fund	$ 0	$ 23,000 (2)
Nicholas II	$ 0	$ 22,400 (3)
Nicholas Limited Edition	$ 0	$ 19,875 (4)
Nicholas Equity Income Fund	$ 0	$ 18,400 (2)
Nicholas Money Market Fund	$ 0	$ 15,775 (4)
Nicholas Liberty Fund	$ 0	$ 7,300 (4)
Deloitte & Touche LLP
Nicholas Limited Edition	$ 0	$ 5,000 (5)
Nicholas Income Fund	$ 0	$ 4,500 (5)
Nicholas Money Market Fund	$ 0	$ 4,000 (5)
Nicholas Liberty Fund	$ 0	$ 1,500 (5)

(1) All other fees billed by Arthur Andersen relate to the fiscal year ended October 31, 2001.

(2) All other fees billed by Arthur Andersen relate to the fiscal year ended March 31, 2002.

(3) All other fees billed by Arthur Andersen relate to the fiscal year ended September 30, 2001.

(4) All other fees billed by Arthur Andersen relate to the fiscal year ended December 31, 2001.

(5) All other fees billed by Deloitte & Touche represent a progress billing for the fiscal year ended December 31, 2002.     Deloitte & Touche billed $18,500 for Nicholas Income Fund for the fiscal year ended December 31, 2001.

ADDITIONAL INFORMATION REGARDING DIRECTORS

The board of directors of the Fund held four meetings during 2002, and each director standing for reelection attended all of those meetings at the time he was a director. As of the date of this proxy statement, the board of directors had not held any meetings in 2003. The board does not have any committees.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund. In addition, the table sets forth the aggregate dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company advises which are overseen by such director as of January 3, 2003.

Name of Director or Nominees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert H. Bock	$1 - $10,000	Over $100,000
Albert O. Nicholas	Over $100,000	Over $100,000
Timothy P. Reiland	None	Over $100,000
Jay H. Robertson	$10,001 - $50,000	Over $100,000

The Fund pays each non-interested director a per meeting fee of $500 for meetings of the board of directors. The non-interested directors do not receive any other form or amount of compensation from the Nicholas fund complex. All other directors and officers of the Fund are compensated by Nicholas Company in accordance with its advisory agreement with each of the funds.

The following table sets forth the compensation received by each non-interested director from the Fund during its most recently completed fiscal year, as well as the total compensation received by each director from all of the funds in the Nicholas fund complex during the most recently completed fiscal year. Since none of the funds' officers or interested directors, as defined by the 1940 Act, are compensated by the funds, only the non-interested directors of the funds are listed in the table. As noted earlier, officers and interested directors of the funds are compensated by Nicholas Company, the investment adviser to the funds. The funds do not currently provide any pension or retirement benefits for their directors.

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex* Paid to Directors

Robert H. Bock, Director	$ 1,000	$ 0	$ 0	$ 13,200
Timothy P. Reiland, Director	$ 0	$ 0	$ 0	$ 3,750
Jay H. Robertson, Director	$ 0	$ 0	$ 0	$ 10,450

* The Nicholas fund complex consists of the seven investment companies, Nicholas Fund, Nicholas II, the Fund, Nicholas Equity Income Fund, Nicholas Income Fund, Nicholas Money Market Fund and Nicholas Liberty Fund.

During 2002, three officers of the Fund made investments aggregating $235,000 in the common stock of Musicnotes, Inc., a company in which Timothy P. Reiland is the Chairman and Chief Financial Officer. Those investments represent approximately 2% of the outstanding common stock of Musicnotes, Inc.

EXECUTIVE OFFICERS OF THE FUND

The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:

Officer Name	Position(s) Held with Fund	Length of Time Served
Albert O. Nicholas(1)(2)(3)(4)	President	16 years
Thomas J. Saeger(1)(4)	Executive Vice President and Secretary	16 years
David L. Johnson(1)(3)(4)	Executive Vice President	16 years
Jeffrey T. May(1)(5)	Senior Vice President	9 years
David O. Nicholas(1)(3)(6)	Senior Vice President	13 years
Lynn S. Nicholas(1)(3)(7)	Senior Vice President	16 years
Mark J. Giese(1)(8)	Vice President	5 years
Candace L. Lesak(4)	Vice President	9 years
Mary C. Gosewehr	Treasurer	14 years

(1) "Interested persons" of Nicholas Company, the investment adviser to all of the funds, as that term is defined in the 1940 Act.

(2) Mr. A. Nicholas is Chief Executive Officer and a director of the investment adviser and owns 91% of the outstanding voting securities of the investment adviser. He has not purchased or sold any shares of the investment adviser during the fund's 2002 fiscal year.

(3) David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is the brother-in-law of Albert O. Nicholas.

(4) Holds same position with 5 other funds in the Nicholas Family of Funds.

(5) Holds same position with 6 other funds in the Nicholas Family of Funds.

(6) Holds same position with 5 other funds in the Nicholas Family of Funds, and is President and a director of Nicholas Company and Nicholas Liberty Fund.

(7) Holds same position with 3 other funds and holds position of Vice President of Nicholas Money Market Fund.

(8) Holds same position with 4 other funds in the Nicholas Family of Funds.

The principal occupations during the last five years for each executive officer of the Fund (other than persons who also serve, or have been nominated to serve, as directors, whose background information may be found in Proposal 2) are set forth below. Unless indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Fund is paid by Nicholas Company pursuant to the terms of the Investment Advisory Agreement between the Fund and Nicholas Company. No executive officer receives any compensation from the Fund.

FOR INFORMATION ABOUT ALBERT O. NICHOLAS, SEE "DIRECTOR NOMINEES."  FOR INFORMATION ABOUT DAVID O. NICHOLAS, SEE "INFORMATION ABOUT PORTFOLIO MANAGER."

MARK J. GIESE, AGE 32.  Mr. Giese has been Vice President of Nicholas Company, and has been employed by Nicholas Company since July 1994. He is a Certified Public Accountant and a Chartered Financial Analyst.

MARY C. GOSEWEHR, AGE 42.  Ms. Gosewehr has been an employee of Nicholas Company since April 1985.

DAVID L. JOHNSON, AGE 60.  Mr. Johnson has been Executive Vice President of Nicholas Company, and has been employed by Nicholas Company since April 1980. He is a Chartered Financial Analyst.

CANDACE L. LESAK, AGE 45.  Ms. Lesak has been an employee of Nicholas Company since February 1983. She is a Certified Financial Planner.

JEFFREY T. MAY, AGE 46.  Mr. May has been Senior Vice President, Treasurer and Compliance Officer of Nicholas Company, and has been employed by Nicholas Company since July 1987. He is a Certified Public Accountant.

LYNN S. NICHOLAS, AGE 46.  Ms. Nicholas has been Senior Vice President of Nicholas Company, and has been employed by Nicholas Company since September 1983. She is a Chartered Financial Analyst.

THOMAS J. SAEGER, AGE 58.  Mr. Saeger has been Executive Vice President and Assistant Secretary of Nicholas Company, and has been employed by Nicholas Company since May 1969. He is a Certified Public Accountant.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth the name and address of the only holder of the fund's common stock who as of the record date, is known by the Fund to beneficially own 5% or more of the fund's outstanding common stock, as determined under SEC Rule 13d-3.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Nancy J. Nicholas 700 North Water Street, Suite 1010 Milwaukee, WI 53202	777,526 shares, direct ownership	8.79%

The following table sets forth the shares of the fund's common stock beneficially owned, as of the record date, by directors and officers of the Fund, and by all directors and officers of the Fund, as a group. Unless otherwise noted, all shares are beneficially owned directly by the named person, as determined under SEC Rule 13d-3.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Albert O. Nicholas (1)	373,004	4.21%
David O. Nicholas	116,261	1.31%
David L. Johnson	43,760	*
Lynn S. Nicholas	38,029	*
Thomas J. Saeger	17,900	*
Jeffrey T. May	3,672	*
Jay H. Robertson	3,207	*
Robert H. Bock	398	*
All directors and officers as a group (1)	596,231	6.74%

(1) Does not include shares beneficially owned directly by Nancy J. Nicholas, Mr. A. Nicholas' wife, which are listed in the table of owners of 5% or more of the outstanding securities of the Fund.

* Less than 1%.

INFORMATION ABOUT THE INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the investment adviser to all of the Nicholas funds, pursuant to the terms of an Investment Advisory Agreement by and between Nicholas Company, Inc. and each fund. Nicholas Company furnishes each fund with continuous investment service and is responsible for overall management of each fund's business affairs, subject to supervision by the fund's board of directors. Nicholas Company also is the investment adviser to approximately 20 institutions and individuals with substantial investment portfolios. The current directors of Nicholas Company are Albert O. Nicholas, David O. Nicholas and David E. Leichtfuss.

INFORMATION ABOUT THE PORTFOLIO MANAGER

David O. Nicholas is the portfolio manager of the Fund and has served in that capacity since March 1993. Mr. Nicholas is the President, Chief Investment Officer and Director of Nicholas Company, Inc., the investment adviser to the Fund and employed by the adviser since 1986. Mr. Nicholas is 41 years old. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund since November 1996 and Nicholas Income Fund since April 2001 and Nicholas Equity Income Fund since July 2001. He is a Chartered Financial Analyst.

ANNUAL REPORT DELIVERY

Audited financial statements for the Fund appear in the fund's Annual Report, which was first made available on February 20, 2002, and sent to shareholders in 2002. The annual report for 2003 is expected to be available on or before February 28, 2003.

THE fund's MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 700 NORTH WATER STREET, SUITE 1010, MILWAUKEE, WISCONSIN 53202 OR CALL 1-800-227-5987, AND A REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST. THESE REPORTS DO NOT FORM ANY PART OF THE PROXY SOLICITATION MATERIAL.

PROPOSALS OF SHAREHOLDERS

The Fund is generally not required to hold an annual meeting of shareholders and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. Therefore, the anticipated date of the next shareholder meeting of the Fund cannot be provided. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of a shareholder meeting, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at a future shareholder meeting should send the proposal to the Secretary of the Fund at its principal offices. Such proposal must be received a reasonable time before the Fund begins to print and mail the proxy materials in connection with the meeting to be considered for inclusion in the proxy materials for that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

Dated: January 6, 2003

BY ORDER OF THE BOARD OF DIRECTORS

NICHOLAS LIMITED EDITION, INC.

APPENDIX

UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED

 TO VOTE FOR THE ELECTION OF DIRECTORS AND FOR

PROPOSAL 2 IDENTIFIED ON THE REVERSE SIDE HEREOF.

NICHOLAS LIMITED EDITION, INC.

SUITE 1010                                                                                                                                                                                PROXY CARD

700 NORTH WATER STREET                                                          PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

MILWAUKEE, WI 53202                                                             ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 10, 2003

The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement dated January 6, 2003, hereby appoints Robert H. Bock and Jeffrey T. May or either of them the true and lawful attorneys, agents and proxies of the undersigned (with power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Nicholas Limited Edition, Inc. held of record by the undersigned on January 3, 2003, at the annual meeting of shareholders to be held on February 10, 2003 in the Superior Room, Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin at 10:00 a.m., C.S.T., and at any adjournments thereof.

Please mark, date, sign and return

this proxy in the enclosed envelope.

Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign.

Date: _____________________, 2003

___________________________

Signature(s)

(When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate and give your full title. If a corporation or partnership please sign in full corporate or partnership name by an authorized person.)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X)

PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTOR RECOMMENDS A VOTE FOR:
	FOR all directors, except as marked to the contrary at left	WITHHOLD AUTHORITY
1. PROPOSAL TO ELECT FOUR DIRECTORS
Nominees: (01) Robert H. Bock, (02) Albert O. Nicholas, (03) Timothy P. Reiland, (04) Jay H. Robertson.	[ ]	[ ]
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided. ______________________________________________
	FOR	AGAINST	ABSTAIN
2. PROPOSAL TO RATIFY DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS	[ ]	[ ]	[ ]

3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PROXIES TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF IN WHICH CASE THEY WILL VOTE IN THEIR BEST JUDGMENT AND DISCRETION.  THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS THAT WILL BE PRESENTED AT THE MEETING FOR A SHAREHOLDER VOTE.

(To be signed on other side)